SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.    )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [   ]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   Forest City Enterprises, Inc.
-----------------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required




                             PRELIMINARY COPY

                        FOREST CITY ENTERPRISES, INC.


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JUNE 10, 1997


NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the auditorium of the Brooklyn Union Gas Building, One MetroTech North, Brooklyn, New York 11201, on Tuesday, June 10, 1997 at 9:00 a.m. eastern daylight saving time, for the purpose of considering and acting upon:

(1) The election of (12) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified. Three (3) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

(2) The proposed amendment of Articles of Incorporation of the Company to increase the number of shares of Class A Common Stock and Class B Common Stock which the Company is authorized to issue from 16,000,000 shares to 48,000,000 shares and 6,000,000 shares to 18,000,000 shares, respectively.

(3) The proposed amendment of Articles of Incorporation of the Company to increase the number of shares of Preferred Stock which the Company is authorized to issue from 1,000,000 shares to 5,000,000 shares.

(4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31, 1998.

(5) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 15, 1997 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.


BY ORDER OF THE BOARD OF DIRECTORS
Thomas G. Smith, Secretary


Cleveland, Ohio
May 1, 1997

IMPORTANT: IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE MARK, DATE AND SIGN THE APPROPRIATE ENCLOSED PROXY OR PROXIES AND SEND THEM BY RETURN MAIL
IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                      FOREST CITY ENTERPRISES, INC.

                            PROXY STATEMENT
                 SOLICITATION AND REVOCATION OF PROXIES

The enclosed Proxy or Proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited by and on behalf of the Board of Directors of Forest City Enterprises, Inc. (hereinafter referred to as the "Company") for use at the annual meeting of shareholders to be held on Tuesday, June 10, 1997 at 9:00 a.m., eastern daylight saving time, in the auditorium of the Brooklyn Union Gas Building, One MetroTech North,
Brooklyn, New York 11201. This Proxy Statement and related form of proxy are being first sent to shareholders on May 7, 1997. A shareholder giving a Proxy may revoke the same by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.


                  OUTSTANDING SHARES AND VOTING RIGHTS

As of April 15, 1997, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 7,702,633 shares of Class A Common Stock, par value
$.33-1/3 per share, and 5,409,343 shares of Class B Common Stock, par value $.33-1/3 per share, of the Company (hereinafter collectively referred to as "Common Stock"). The number of shares outstanding and all other share numbers in this Proxy Statement reflect the effect of a 3-for-2 stock split of the Class A Common Stock and Class B Common Stock that took effect on February 17, 1997. At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect three (3) directors, and will be entitled to one vote per share for this purpose. J Maurice Struchen, Michael P. Esposito, Jr. and Joan K. Shafran have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common stock will be entitled as a class to elect nine (9) directors, and will be entitled to one vote per share for this purpose.
Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner,
Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which he belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class shall have the right to accumulate such voting power as he possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock as the case may be, shall have as many votes as equal the number of shares of that class of Common Stock owned by him multiplied by the number of directors to be elected by the holders of that class of Common stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of Common Stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Broker non-votes and abstentions will have the same effect as votes against the proposed amendments to the Articles of Incorporation or the ratification of Coopers & Lybrand, L.L.P. as the Company's independent auditors for the fiscal year ending January 31, 1998.


                            ANNUAL REPORT

The Company's Annual Report for the fiscal year ended January 31, 1997 is enclosed herewith, but is not part of this Proxy Statement.


                        ELECTION OF DIRECTORS

It is intended that proxies will be voted for the election of the nominees named in the following table as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until his or her successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All of the nominees are presently directors of the Company except for Joan K. Shafran. Joan K. Shafran is the nominee to replace Nathan Shafran who will retire from the Board at the end of his term.

The following table sets forth the security ownership as of March 4, 1997 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least five years.

                                                                   Number of Shares of Common
                                                                    Stock Beneficially Owned
                                              --------------------------------------------------------------
                                                                      Combined
                                                                      Class
                                              Class A                 A and B    Percent   Class B
               Occupation           Director  Common     Percent      Common     of        Common     Percent
    Name       And Age              Since     Stock(e)   of Class(e)  Stock(f)   Class(f)  Stock      of Class
-------------------------------------------------------------------------------------------------------------
CURRENT DIRECTOR NOT STANDING FOR RE-ELECTION

    Nathan     Vice Chairman           1960   98,348 (3)  1.28%       100,598    1.31%      2,250 (4)  0.04%
    Shafran    of the Board of
               Directors of the
               Company. Age 83. (c)

NOMINEES

(1) J Maurice  Retired Chairman	       1971      750      0.01%         1,500    0.02%        750      0.01%
    Struchen   and Chief Executive
               Officer of Society
               Corporation (now Key
               Corporation) (banking);
               Director of Greif Bros.
               Corporation (creative
               packaging).
               Age 76. (a,b)

(1) Michael P. Partner, Inter-Atlantic 1995    1,800      0.02%         1,800    0.02%          -         -
    Esposito,  Securities Corporation
    Jr.        (financial services);
               Retired Chief Administrative
               and Control Officer of The
               Chase Manhattan Bank, N.A.
               (banking); Chairman of the
               Board of Exel Limited
               (Bermuda; insurance).
               Age 57. (a,b)

(1) Joan K.    Managing Partner,         -    52,588 (5)  0.68%        54,838    0.71%      2,250 (6)  0.04%
    Shafran    The Berimore Company
               (investments); Principal,
               Do While Studio, Boston
               (art and technology nonprofit);
               Faculty of School of the
               Museum of Fine Arts,
               Boston (education).  Age 49.

(2) Albert B.  Co-Chairman of the     1960   332,142 (7)  4.31%       590,100    7.41%    257,958 (8)  4.77%
    Ratner     Board of Directors of the
               Company since June, 1995,
               Vice Chairman of the Board
               of the Company from June,
               1993 to July, 1995, Chief
               Executive Officer prior to
               July, 1995 and President prior
               to July, 1993.   Director
               of American Greetings
               Corporation (greeting cards)
               and RPM, Inc.
               (manufacturing).
               Age 69. (c)

(2) Samuel H.  Co-Chairman            1960   277,630 (9)  3.60%       581,231    7.26%     303,601 (10) 5.61%
    Miller     of the Board
               of Directors of the Company since
               June, 1995, Chairman of the
               Board of the Company from
               June, 1993 to June, 1995 and
               Vice Chairman of the Board,
               Chief Operating Officer of the
               Company prior to June, 1993,
               Treasurer of the Company since
               December, 1992.
               Age 75. (c)

(2) Charles    President of          1972   426,666 (11)  5.54%       718,324    8.99%     291,658 (12) 5.39%
    A. Ratner  the Company
               since June, 1993, Chief Executive
               Officer of the Company  since
               June, 1995, Chief Operating
               Officer from June, 1993 to
               June, 1995 and Executive Vice
               President prior to June, 1993.
               Director of Cole National
               Corporation (retail) and Cole
               National Group Inc. (retail).
               Age 55. (c)

(2) James A.   Executive Vice        1984   484,767 (13)  6.29%       739,135    9.29%     254,368 (14) 4.70%
    Ratner     President of the Company and
               President of Forest
               City Rental Properties
               Corporation,
               a subsidiary of the
               Company.
               Age 52. (c)

(2) Jerry V.   Retired Chairman	     1984         -          -              -       -            -         -
    Jarrett    and Chief Executive
               Officer of Ameritrust
               Corporation (banking).
               Age 65. (a,b)

(2) Ronald A.  Executive             1985   330,864 (15)  4.30%       606,108    7.60%     275,244 (16)  5.09%
    Ratner     Vice President of the Company and
               President of Forest
               City Residential Group, Inc.,
               a subsidiary of the
               Company.
               Age 50. (c)

(2) Scott S.   Dean and              1989     1,050       0.01%         1,050    0.01%           -          -
    Cowen      Professor of
               Weatherhead School
               of Management, Case Western
               Reserve University (education);
               Director of
               FabriCenters of America, Inc.,
               (specialty retailing);
               Rubbermaid Corporation
               (consumer products);
               American Greetings
               Corporation (greeting cards)
               and KeyBank, N.A.
               (banking).
               Age 50. (a,b)

(2) Brian      Senior Vice President- 1993  210,061 (17)  2.73%       326,598    4.18%     116,537 (18)   2.15%
    J.Ratner   Development of the Company
               since December, 1996, Vice
               President-Urban Entertainment
               from  June, 1995 to January, 1997,
               Vice President of the Company
               from May, 1994 to June, 1995 and
               an officer of various subsidiaries.
               Age 39. (c)

(2) Deborah    Officer of             1995  174,445 (19)  2.26%       360,954    4.58%     186,509 (20)   3.45%
    Ratner     various
    Salzberg   subsidiaries
               of the Company.
               Age 43. (c)

OTHER NAMED EXECUTIVE OFFICER

    Thomas G.  Senior Vice                       -           -            205    0.00%         205        0.00%
    Smith      President, Chief
               Financial  Officer and
               Secretary of the
               Company.  Director
               of Cleveland Region
               Advisory Board, First
               National Bank of Ohio
               (banking). Age 56. (c,d)

ALL DIRECTORS, NOMINEES
AND EXECUTIVE OFFICERS                   2,392,034 (21)  31.06%     4,084,251    43.47%  1,692,217 (22)  31.28%
	 AS A GROUP (21 in number)

(1) Nominated for election by holders of Class A Common Stock.

(2) Nominated for election by holders of Class B Common Stock.

(3) Includes 52,588 shares of Class A Common Stock held in a partnership in which Mr. Shafran, his wife, and his daughter, Joan K. Shafran, have shared voting and investment power. Mr. Shafran disclaims beneficial ownership in 1,192,944 shares of Class A Common Stock that are not included in the table above. Certain of these shares are beneficially owned by Nathan Shafran because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by Nathan Shafran because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife, are shares in which Mr. Shafran disclaims any beneficial ownership.

(4) These represent shares held in a partnership in which Mr. Shafran and
his wife have shared voting and investment power.   Excluded from the table
above are 800,818 shares of class B Common Stock owned by the Shafran family partnership and are held by RMS, Limited Partnership, an entity owned by the Ratner, Miller and Shafran families. Mr. Shafran's wife has voting power over these shares and he disclaims any beneficial ownership.

(5) These represent shares of Class A Common Stock held in a family partnership in which Joan K. Shafran shares voting and investment power.
Joan K. Shafran disclaims beneficial ownership in 91,879 shares of Class A
Common Stock that are beneficially owned by Ms. Shafran because of her relationship as a trustee over shares in which she has no residual interest.

(6) These represent shares of Class B Common Stock held in a family partnership in which Joan K. Shafran shares voting and investment power.
Excluded from the table above are 800,668 shares of Class B Common Stock owned by the Shafran family partnership and are held by RMS, Limited
Partnership. Joan K. Shafran's mother has voting power over these shares and Joan K. Shafran disclaims any beneficial ownership.

(7) Includes 277,419 shares of Class A Common Stock held in a trust in which Albert B. Ratner has an income interest but no interest in the remainder. Mr. Ratner disclaims beneficial ownership in 1,201,960 shares of Class A Common Stock that are not included in the table above. Certain of these shares are beneficially owned by Albert Ratner because of his relationship as a trustee over shares in which he has no residual interest.
The remainder, which are beneficially owned by his wife, are shares in which Mr. Ratner disclaims any beneficial ownership.

(8) Includes 256,530 shares of Class B Common Stock held by RMS, Limited
Partnership.   Excluded from the table above are 106,007 shares of Class B
Common Stock, also held by RMS, Limited Partnership, that are beneficially owned by Albert B. Ratner because of his relationship as a trustee over shares in which he has no residual interest and for which Mr. Ratner disclaims any beneficial ownership.  Also excluded are 150 shares of
Class B Common Stock beneficially owned by his wife in which he disclaims any beneficial ownership.

(9) Samuel H. Miller disclaims any beneficial ownership in 1,109,321 shares of Class A Common Stock that are not included in the table above.
These shares are beneficially owned by him because of his relationship as a trustee over these shares in which he has no residual interest.

(10) All of these shares of Class B Common Stock beneficially owned by Samuel H. Miller are held by RMS, Limited Partnership.

(11) Includes 161,772 shares of Class A Common Stock held in trusts of which Charles A. Ratner is trustee and/or has a residual interest.
Includes 90,301 shares of Class A Common Stock held in a trust in which Charles A. Ratner has an income interest but no interest in the remainder.
Charles A. Ratner disclaims any beneficial ownership in 624,634 shares of Class A Common Stock that are not included in the table above. Certain of these shares are beneficially owned by Charles Ratner because of his relationship as a trustee over shares in which he has no residual interest.
The remander, which are beneficially owned by his wife, are shares in which Mr. Ratner disclaims any beneficial ownership.

(12) All of these shares are held by RMS, Limited Partnership. Excluded from the table above are 1,406,723 shares of Class B Common Stock held by RMS, Limited Partnership that are beneficially owned by Charles A. Ratner because of his relationship as a trustee over shares in which he has no residual interest. An additional 2,025 shares of Class B Common Stock, which are beneficially owned by his children, are shares in which Mr.
Ratner disclaims any beneficial ownership.

(13) Includes 160,683 shares of Class A Common Stock held in trusts of which James A. Ratner is trustee and/or has a residual interest. Includes 68,586 shares of Class A Common Stock held in a trust in which James A. Ratner has a term income interest but no interest in the remainder. James A. Ratner disclaims any beneficial ownership in 544,749 shares of Class A Common
Stock that are not included in the table above. Certain of these shares are beneficially owned by James Ratner because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife, are shares in which Mr. Ratner disclaims any beneficial ownership.

(14) All of these shares are held by RMS, Limited Partnership. Excluded from the table above are 286,075 shares of Class B Common Stock held by RMS, Limited Partnership that are beneficially owned by James A. Ratner because of his relationship as a trustee over shares in which he has no residual interest or which are shares beneficially owned by his children in which Mr.
Ratner disclaims any beneficial ownership.

(15) Includes 68,860 shares of Class A Common Stock held in a trust in which Ronald A. Ratner has a term income interest but no interest in the remainder.
Ronald A. Ratner disclaims any beneficial ownership in 113,886 shares of Class A Common Stock that are not included in the table above. Certain of these shares are beneficially owned by Ronald Ratner because of his relationship as a trustee over shares in which he has no residual interest.
The remainder, which are beneficially owned by his wife, are shares in which Mr. Ratner disclaims any beneficial ownership.

(16) All of these shares of Class B Common Stock beneficially owned by Ronald
Ratner are held by RMS, Limited Partnership. Excluded from the table above are 1,332,442 shares of Class B Common Stock held by RMS, Limited Partnership that are beneficially owned by Ronald Ratner because of his relationship as a trustee over shares in which he has no residual interest or which are shares beneficially owned by his children in which Mr. Ratner disclaims any beneficial ownership.

(17) Brian J. Ratner disclaims any beneficial ownership in 44,175 shares of Class A Common Stock that are not included in the table above. Certain of these shares are beneficially owned by Brian Ratner because of his relationship as a trustee over shares in which he has no residual interest.
The remainder, which are beneficially owned by his wife and children, are shares in which Mr. Ratner disclaims any beneficial ownership.

(18) All of these shares of Class B Common Stock beneficially owned by Brian
J. Ratner are held by RMS, Limited Partnership. Excluded from the table above are 712,781 shares of Class B Common Stock held by RMS, Limited
Partnership that are beneficially owned by Brian Ratner because of his relationship as a trustee over shares in which he has no residual interest or which are shares beneficially owned by his wife and children in which Mr.
Ratner disclaims any beneficial ownership. Also excluded from the table above are 450 shares of Class B Common Stock not held by RMS, Limited
Partnership that are beneficially owned by Brian Ratner's wife in which Mr. Ratner disclaims any beneficial ownership.

(19) Deborah Ratner Salzberg disclaims any beneficial ownership in 51,825 shares of Class A Common Stock that are not included in the table above.
Certain of these shares are beneficially owned by Ms. Salzberg because of her relationship as a trustee over shares in which she has no residual interest. The remainder, which are beneficially owned by her husband and children, are shares in which Ms. Salzberg disclaims any beneficial interest.

(20) All of these shares of Class B Common Stock beneficially owned by Deborah Ratner Salzberg are held by RMS, Limited Partnership. Excluded from the table above are 642,809 shares of Class B Common Stock held by RMS, Limited Partnership that are beneficially owned by Ms. Salzberg because of her relationship as a trustee over shares in which she has no residual interest or which are shares beneficially owned by her husband and children in which Ms. Salzberg disclaims any beneficial interest.

(21) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Those shares of which any of these persons disclaim beneficial ownership are disclosed in the footnotes above.

(22) Included in this total are 1,684,447 shares of Class B Common Stock that are held by RMS, Limited Partnership These shares represent all the shares in which beneficial ownership is claimed by these persons. Those shares of which any of these persons disclaim beneficial ownership are disclosed in the footnotes above.

(a) Member of the Audit Committee.

(b) Member of the Compensation Committee.

(c) Officer and/or director of various subsidiaries of the Company.

(d) This officer is not a director.

(e) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(f) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B
Common Stock are convertible into shares of Class A Common Stock at any time on a 1-for-1 basis.

The Company has been advised that the shares owned by RMS, Limited
Partnership and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated and that such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

Nathan Shafran is the father of Joan K. Shafran and is the uncle of Charles A. Ratner, James A. Ratner and Ronald A. Ratner, who are brothers, and is the uncle of Albert B. Ratner. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner and Joan K. Shafran.


                        DIRECTOR COMPENSATION

Directors who are not officers of the Company received fees of $5,000 each for attending each of four regular Board of Directors meetings during
the fiscal year ended January 31, 1997.   Each Director also receives fees
for attending any committee meeting and for acting as chairman for any committee meeting.  During fiscal 1996, Messrs. Cowen, Struchen, Jarrett and Esposito received $4,000, $11,000, $3,500 and $2,500, respectively, for attending or acting as chairman for such meetings.  In addition,
Messrs. Struchen and Esposito received $45,500 and $3,000, respectively, for attending various operating, strategic planning and other special meetings in their capacity as a Director of the Company.  During fiscal 1996,
Messrs. Cowen, Esposito, Jarrett and Struchen were each granted 2,250 non-qualified stock options to purchase shares of Class A Common Stock pursuant to the 1994 Stock Option Plan.  The options have a term of 10 years and vest as follows: 25% after two years, 50% after three years and
100% after four years from date of grant.  The exercise price of $28.75 is equal to the fair market value of a share of Class A Common Stock on the date of grant.  Officers of the Company who serve as directors do not receive any additional compensation.


                       PRINCIPAL SECURITY HOLDERS

The following table sets forth the security ownership as of March 4, 1997 of all other persons who beneficially own 5% or more of the Company's
Common Stock.

                                                 Number of Shares of Common
                                                 Stock Beneficially Owned
                                ------------------------------------------------------------------------
                                                            Combined
                                                            Class
                                Class A                     A and B              Class B
                                Common         Percent      Common   Percent     Common         Percent
  Name and Address              Stock(a)       of Class(a)  Stock(b) of Class(b) Stock          of Class
--------------------------------------------------------------------------------------------------------
William Harris Investors, Inc.   338,322  (1)(4)   4.39%    534,908   6.77%      196,586 (1)(4)	  3.63%
2 North LaSalle Street, Suite 400
Chicago, IL    60602-3703

Wanger Asset Management, L.P.,   184,500  (2)(4)   2.40%    417,000   5.26%      232,500 (2)(4)	  4.30%
   Wanger Asset Management, Ltd.,
   Ralph Wanger and Acorn Investment
   Trust, Series Designated Acorn Fund
227 West Monroe, Suite 3000
Chicago, IL   60606

Private Capital Management, Inc. 617,625  (3)(4)   8.02%    617,625   8.02%            -             -
3003 Tamiami Trail North
Naples, FL   33940

Ratner, Miller & Shafran
   Family Interest             3,378,987  (5)     43.87%  7,396,897  63.11%    4,017,910 (5)     74.27%
10800 Brookpark Road
Cleveland, OH    44130


(1) William Harris Investors, Inc. (WHI), a Delaware corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. WHI has reported to the Company that it is the beneficial owner of the securities included in the table above by virtue of its advisory relationship with persons owning the securities. WHI disclaims any economic interest in any of these securities.

(2) Wanger Asset Management, L.P. (WAM) is a Delaware limited partnership registered under Section 203 of the Investment Advisers Act of 1940, Wanger Asset Management, Ltd. (WAM Ltd) is a Delaware corporation, and Ralph
Wanger (WANGER) is a U.S. Citizen.   WAM Ltd. is the sole general partner
of WAM.  Wanger is the principal stockholder of WAM Ltd.   Acorn Investment
Trust, Series Designated Acorn Fund (Acorn) is a Massachusetts business trust. Power over voting and disposition of the securities reported by Acorn is shared with WAM, which is the investment advisor of Acorn.

(3) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of 411,750 shares of Class A Common Stock because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as president of PCM, may also be deemed to be the beneficial owner of the 411,750 shares beneficially owned by PCM. Mr. Michael J. Seaman, an employee of PCM or its affiliates, owns 3,000 shares of Class A Common Stock not included in the table above. Mr. Seaman disclaims any beneficial ownership in any of the securities beneficially owned by either PCM or Mr. Sherman.

(4) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 1996 as disclosed in Form 13G filed by the Principal Security Holder. The number of shares beneficially owned have been adjusted to reflect the February, 1997 stock split.

(5) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the Class B common shares listed above, RMS, Limited Partnership owns 4,001,557 shares which represents 73.97% of the Class B Common Stock outstanding at March 4, 1997.

  Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

  Included in the data referred to above are securities owned by Fannye Shafran, wife of Nathan Shafran and mother of Joan K. Shafran.
Fannye Shafran has a beneficial interest in 136,211 shares of Class A Common Stock and 803,068 shares of Class B Common Stock. Of those amounts, 52,588 shares of Class A Common Stock and 802,918 shares of Class B Common Stock are in a partnership with Nathan Shafran in which they have shared voting and investment power. If the Class B Common Stock were converted into Class A common shares, Fannye Shafran would own 11.04% of the Class A Common Stock outstanding.

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are covertible into shares of Class A Common Stock at anytime on a 1-for-1 basis.


                  COMMITTEES OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Audit Committee is composed of four outside directors:
Messrs. Scott S. Cowen (Chairman),  Michael P. Esposito, Jr.,
Jerry V. Jarrett and J Maurice Struchen. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors, subject to approval by the shareholders, reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. Three Audit Committee meetings were held during the 1996 fiscal year.

The Compensation Committee is comprised of four outside directors:
Messrs. Jerry V. Jarrett (Chairman), Scott S. Cowen,
Michael P. Esposito, Jr., and J Maurice Struchen. The Compensation Committee reviews the compensation arrangements for senior management.
Three Compensation Committee meetings were held during the 1996 fiscal year.

Each nonemployee director who serves on either the Audit or Compensation Committees receives $500 for each meeting attended. In addition, any nonemployee director who chairs any such meeting receives an additional $500.

The Board does not have a nominating committee. Board of Director nominees are proposed by the existing Board members.

All Board members and Committee members attended at least 75% of their respective meetings during fiscal 1996.


      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors consists entirely of the following nonemployee Directors:

                   Jerry V. Jarrett, Chairman
                     Michael P. Esposito, Jr
                        Scott S. Cowen
                      J Maurice Struchen

No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.




                      COMPENSATION COMMITTEE REPORT

THE COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The primary role of the Compensation Committee is to develop and implement compensation policies which are consistent with and integrally linked to the accomplishment of the Company's strategic objectives.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. First, total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.

The Compensation Committee reviews and approves all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The Committee reviews and approves the compensation of the Chief Executive Officer and the other five most highly compensated executive officers as proposed by the Chief Executive
Officer.   The Compensation Committee also reviews the salaries and
incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required, and expects to continue to use their services in the future.

The Stock Option Plan is intended to grant options for key executives to purchase shares of Class A Common Stock of the Company at fair market value. Consistent with its approach to all incentive compensation, stock awards under the Plan will be granted based upon the Committee's evaluation of all performance criteria and at target levels commensurate with industry survey data regarding long-term incentives.

Section 162(m) of the Internal Revenue Code of 1986, as amended, and adopted under the Omnibus Budget Reconciliation Act of 1993, limits the deduction a publicly-held corporation may take for compensation paid to its chief executive officer and its four other most highly compensated employees. This Section of the Code currently does not apply to executive officer compensation for the Company. The Compensation Committee, therefore, does not have a policy regarding the qualification of executive officer compensation for deductibility under this Section of the Code.

In December, 1996, the Compensation Committee approved the Executive Compensation Plan (the "Plan"). The Plan includes executives who are part of the Company's strategic planning group, except that Albert B. Ratner and Samuel H. Miller are not included in the Plan. It features a short-term Management Incentive Plan ("MIP") and a Long-Term Performance Plan ("LTPP"). The MIP provides short-term incentives for outstanding individual performance and achievement of annual objectives. Annually the Compensation will set a range of performance objectives and related target incentives. Incentive awards may be in cash or deferral arrangements. The MIP is jointly administered by the Compensation Committee, the Chief Executive Officer and senior management. Incentive award payments require the approval of the Compensation Committee.

The LTPP is designed to reward the achievement of long-term performance goals as set forth in the strategic plan which, in turn, are expected to lead to improved shareholder return performance. Incentive awards may be in cash, stock-based compensation and deferral arrangements. The performance period over which awards may be earned span four fiscal years. The LTPP is administered by the Compensation Committee.

The Company entered into an agreement with Charles A.Ratner, President and Chief Executive Officer, on February 1, 1994. The Agreement provides for an annual salary of $325,000. The contract was initially for a one year term but is renewable annually. In reviewing the Chief Executive Officer's compensation, the Compensation Committee feels one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting our industry and to adjust strategic directions and tactical plans to be responsive. Improving shareholder value and development of management succession plans also rank high on the list of performance indicators.

          Jerry V. Jarrett, Chairman           Scott S. Cowen
          Michael P. Esposito, Jr.             J Maurice Struchen



                         EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the five other most highly compensated named executive officers.



                        Summary Compensation Table
                        --------------------------
                                                               Long Term
                                                               Compensation
                                                               Awards
                                                               ------------
                                        Annual Compensation    Securities
                                        -------------------    Underlying     All Other
Name and Principal Position     Year  	 Salary($)   Bonus($)  	Options (#)   Compensation ($)
--------------------------------------------------------------------------------------------
Charles A. Ratner,              1996	   $324,986    $ -           14,400        $11,875
 President and Chief            1995	    324,986      -             -            11,551
 Executive Officer              1994	    321,812      -             -             7,551

Albert B. Ratner, Co-Chairman   1996	    449,986      -             -            12,550
  of the Board of Directors     1995	    449,987      -             -            12,550
                                1994	    430,946      -             -            13,490

Samuel H. Miller, Co-Chairman   1996	    385,121     109,000        -            12,103
  of the Board of Directors     1995	    384,986      60,000        -            12,103
  and Treasurer                 1994	    384,986      -             -            13,103

Thomas G. Smith,                1996	    310,804     100,000       7,200         51,875
  Senior Vice President,        1995	    287,005     100,000        -            51,875
  Chief Financial Officer       1994	    274,986     125,000        -            52,551
  and Secretary

Ronald A. Ratner                1996	    249,985      -            9,000          6,323
  Executive Vice President      1995	    249,985      -             -             6,323
                                1994	    249,985      -             -             7,243

James A. Ratner                 1996	    249,985      -            9,000          6,551
  Executive Vice President      1995	    249,985      -             -             6,551
                                1994	    249,985      -             -             7,552


Amounts reported as "All Other Compensation" in 1996 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's deferred compensation plan as follows: Charles A. Ratner $10,000, Albert A. Ratner $10,000, Samuel H. Miller $10,000, Ronald A. Ratner
$5,000 and James A. Ratner $5,000; (ii) accrual of an amount for Thomas G. Smith that is provided in lieu of a deferred compensation plan that existed with his prior employer $50,000; (iii) cost of group term life insurance; and (iv) the Company's matching contribution to the 401(k) Plan.


The Company entered into employment agreements with Albert B. Ratner and Samuel H. Miller, Co-Chairmen of the Board of Directors effective
July 1, 1989 which provide for an annual salary of $450,000 and $385,000, respectively. The contracts were initially for a term of one year and are renewable annually. Although no formal bonus plan exists, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald A. Ratner effective February 1, 1993 providing for annual salaries of $250,000 each. These contracts, which were initially for a term of one year, are renewable annually.

The employment agreements for Albert Ratner, Samuel Miller, Charles Ratner, James Ratner and Ronald Ratner further provide that upon the death of such officer his beneficiary will receive an annual payment for five years equal to one-half of his average annual contractual salary, as stated in the contract, and bonus, if any, for the five calendar years immediately preceding his death.


                      Option Grants In Last Fiscal Year
                      ---------------------------------
The following table sets forth information regarding stock options granted during fiscal 1996 to the six executive officers named in the Summary Compensation Table.


                         Individual Grants
------------------------------------------------------------------
                        Number
                          of       % of Total                         Grant Date
                      Securities   Options                              Value
                      Underlying   Granted to  Exercise              -----------
                        Options    Employees   or Base                Grant Date
                        Granted	   in Fiscal   Price    Expiration    Present
Name                    (#) (1)    Year        ($/Sh)    Date         Value $(2)
--------------------------------------------------------------------------------
Charles A. Ratner       14,400       8.0%      $28.75    9/8/06       $206,928
Albert B. Ratner          -           -           -        -             -
Samuel H. Miller          -           -           -        -             -
Thomas G. Smith          7,200       4.0%      $28.75    9/8/06       $103,464
Ronald A. Ratner         9,000       5.0%      $28.75    9/8/06       $129,330
James A. Ratner          9,000       5.0%      $28.75    9/8/06       $129,330


(1) On September 9, 1996, stock options to purchase Class A Common Stock
were granted under the 1994	Stock Option Plan ("Plan").  The options
have a term of 10 years and vest as follows: 25% after two years,
50% after three	years and 100% after four years from date of grant.
The exercise price is equal to the fair market value of a share of Class A Common Stock on the date of grant. Under the Plan, awards may be incentive stock options or non-qualified stock options. All the options granted in the above table were non-qualified stock options, except Thomas G. Smith was granted 6,900 incentive stock options and 300 non-qualified stock options.


(2) The options were valued using the Black-Scholes option-pricing model using the following assumptions: expected volatility of 30.7%, based on closing prices of Class A Common Stock for 43 months prior to grant; risk-free interest rate of 6.5%, based on return of U.S. Government notes and bonds; dividend yield of .5% and expected life of 8.7 years.


          Aggregated Option Exercises in Last Fiscal Year
                and Fiscal Year-End Option Values
          ------------------------------------------------

The following table sets forth information with respect to the six executive officers named in the Summary of Compensation Table concerning the number and value of stock options to purchase Class A Common Stock outstanding at the end of fiscal 1996.


                                                    Number of
                                                    Securities       Value of
                                                    Underlying       Unexercised
                                                    Unexercised      In-the-Money
                                                    Options at       Options at
                   Shares                           FY-End (#)       FY-End($)
                   Acquired on      Value           Exercisable/     Exercisable/
Name               Exercise (#)     Realized ($)    Unexercisable    Unexercisable
----------------------------------------------------------------------------------
Charles A. Ratner     -	               -              0/14,400       $0/$176,400
Albert B. Ratner      -	               -                  -                 -
Samuel H. Miller      -	               -                  -                 -
Thomas G. Smith       -	               -              0/ 7,200       $0/$ 88,200
Ronald A. Ratner      -	               -              0/ 9,000       $0/$110,250
James A. Ratner       -	               -              0/ 9,000       $0/$110,250


The closing price of the Company's Class A Common Stock on January 31, 1997, was $41.00 per share.


The following graph shows a comparison of five-year cumulative total
return of Forest City Enterprises, Inc.   Class A Common Stock (FCEA),
Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P) and the Dow Jones Real Estate Investment Index (Dow Index).

                          PERFORMANCE GRAPH

(The performance graph is printed in this space. The table below represents the data points of the performance graph.)


1/31      1992     1993     1994     1995     1996     1997

FCEA      100      151      227      176      194      361
FCEB      100      152      251      182      194      361
S&P       100      111      125      125      174      220
DJ        100       90      106       97      119      161



The above graph shows a comparison of five-year cumulative total return to shareholders for Forest City Enterprises, Standard & Poor's 500 Stock Index ("S&P") and the Dow Jones Real Estate Investment Index ("Dow Index").

Companies that comprise the Dow Index include Catellus Development Corporation, Federal Realty Investment Trust, Health & Retirement Properties Trust, Healthcare Properties Investments, Inc., Host Marriott Corp., Kimco Realty Corp., Meditrust, New Plan Realty Trust, Newhall Land & Farming, The Rouse Company, Security Capital Pacific Trust,
Simon DeBartolo Group, Vornado Realty Trust and Weingarten Realty Trust. Forest City Enterprises is not included in this Dow Index. The cumulative total return is based on a $100 investment on January 31, 1992 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.


               TRANSACTIONS WITH AFFILIATED PERSONS

The Company paid approximately $182,000 as total compensation during 1996 to RMS Investment Corp. (RMS), a company controlled by the children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company), the children of James Ratner (an Executive Vice President and a Director of the Company), the children of Ronald Ratner (an Executive Vice President and a Director of the Company), the children of Albert Ratner (a Co-Chairman of the Company's Board of Directors), the children of Mark Ratner, (brother of Charles Ratner, James Ratner and Ronald Ratner) and Albert Ratner as trustee, Nathan Shafran (a Director of the Company), as Trustee, and Fannye Shafran, as Trustee, that is engaged in property management and leasing. RMS manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (260,000 square feet) and Midtown (256,000 square feet). The rate of compensation for such management services is 4% of all tenant rentals, plus a lease fee of 2% to 3%. Management believes these fees are comparable to that which other management companies would charge.


Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Conflict of Interest Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict of interest policy permits existing directors, officers and employees, including Albert B. Ratner, Co-Chairman of the Board of Directors, Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer, Charles A. Ratner, President, Chief Executive Officer and Director, Ronald A. Ratner, Executive Vice President and Director, Brian J. Ratner, Senior Vice President - Development and Director, and Deborah Ratner Salzberg, Vice President of Forest City Residential, Inc. (a subsidiary of the Company) and Director, James A. Ratner, Executive
Vice President and President of Forest City Rental Properties Corporation, and Nathan Shafran, Director, to retain an interest in 16 properties which were acquired before 1960 with a cost of $94.0 million. All but one of those properties are located in Cleveland and are in competition with properties owned by the Company. The ownership of these properties by these directors, officers and employees makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties.


The Company is a partner with an affiliate of William Harris Investors, Inc., identified in this Proxy Statement as a principal security holder, in three syndicated apartments and three land projects. Management believes that all related transactions have been conducted on an arm's length basis.

The Company and its subsidiaries have credit agreements and real estate mortgages with KeyBank National Association ("KeyBank") of which J Maurice Struchen, who is a director of the Company, is a retired Chairman of the Board. Scott Cowen, also a director of the Company, is a director of KeyBank. The amount outstanding against these credit lines and mortgages as of January 31, 1997 was $130,458,000.


         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING/COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 1996 all filing requirements applicable to Reporting Persons were complied with except for the following: Joseph M. Shafran inadvertently filed one
Form 4 late to report a transfer of shares of stock.


    PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The authorized capital stock of the Company consists of 1,000,000 shares of Preferred Stock without par value (none issued at April 15, 1997)
and 22,000,000 shares of Common Stock with a par value of $.33 1/3 divided into two classes: (1) 16,000,000 shares of Class A Common Stock (7,938,583 shares issued and 7,702,633 shares outstanding at April 15, 1997) and (2) 6,000,000 shares of Class B Common Stock (5,548,393 shares issued and 5,409,343 shares outstanding at April 15, 1997).


Of the 16,000,000 shares of Class A Common Stock authorized at
January 31,1997, approximately 13,862,000 shares of Class A Common Stock have been issued or are reserved for issuance under the Company's 1994 Stock Option Plan or for issuance upon the conversion of issued Class B Common Stock to Class A Common Stock. Only 2,138,000 additional shares of Class A Common Stock would remain available for issuance under these circumstances. On March 4, 1997, the Company filed a shelf registration statement with the Securities and Exchange Commission for the potential offering on a delayed basis of up to $250 million in debt or equity securities. The long-term utility of the registration statement will be reduced unless the additional shares of Class A Common Stock are approved.

The Board of Directors have recommended the adoption of an amendment to the Articles of Incorporation to increase the authorized shares of Class A Common Stock from 16,000,000 shares to 48,000,000 shares and Class B Common Stock from 6,000,000 shares to 18,000,000 shares. To effect this change, Article IV of the Articles of Incorporation would be amended to read as follows:

                            ARTICLE IV
                           CAPITAL STOCK

     A.  Authorized Shares

     The number of shares which the Corporation is authorized to have issued and outstanding is 67,000,000 shares, consisting of 48,000,000 shares of Class A Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class A Common Stock"), 18,000,000 shares of Class B Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class B Common Stock"), and
     1,000,000 shares of preferred stock without par value (hereinafter designated "Preferred Stock").


The purpose of the increase in authorized shares is to provide additional Common Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, committment or understanding at this time to issue any shares of the proposed additional Common Stock. If authorization of any increase in the Common
Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of stockholders at that time could impair the Company's ability to meet its objectives.

The additional shares of Common stock issued hereafter would be identical to the Common Stock currently outstanding. No stockholder has any preemptive rights, and issuance of the additional Common Stock could dilute the voting rights of present holders of Common Stock. It is possible, depending upon the transaction in which Common Stock is issued, that issuance of such Common Stock could have a dilutive effect on shareholders' equity and earnings per share attributable to present holders.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment to Article IV. The company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.


    PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

The Board of Directors have recommended the adoption of an amendment to the Articles of Incorporation to increase the authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares. To effect this change,
Article IV of the Articles of Incorporation would be amended to read as follows (numbers in parenthesis represent number of shares if the proposal to increase the number of authorized shares of Common Stock is approved):



                             ARTICLE IV

                            CAPITAL STOCK

    A. Authorized Shares

    The number of shares which the Corporation is authorized to have issued and outstanding is 27,000,000 (71,000,000) shares, consisting of 16,000,000 (48,000,000) shares of Class A Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class A Common Stock"), 6,000,000 (18,000,000) shares of Class B Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class B Common Stock"), and 5,000,000 shares of Preferred Stock without par value (hereinafter designated "Preferred Stock").

The purpose of the increase in authorized shares is to provide additional Preferred Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Preferred Stock. If authorizaiton of any increase in the Preferred Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of stockholders at that time could impair the Company's ability to meet its objectives.

The additional shares of Preferred Stock issued hereafter would be identical to the Preferred Stock currently authorized. No stockholder has any preemptive rights. It is possible, depending upon the transaction in which Preferred Stock is issued, that issuance of such Preferred Stock could have a dilutive effect on shareholders' equity and earnings per share attributable to present holders of the Company's Common Stock.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment to Article IV. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.


               RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors recommends the ratification of Coopers & Lybrand, L.L.P. Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 1998.

Coopers & Lybrand, L.L.P. has indicated that a representative of Coopers & Lybrand, L.L.P. will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment to Article IV. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.


             SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 1998 annual meeting of shareholders must be received by the Company at the address below on or before January 4, 1998 for inclusion in the Company's proxy statement and form of proxy relating to the 1998 annual meeting of shareholders.

                             OTHER BUSINESS

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                          Investor Relations
                     Forest City Enterprises, Inc.
                         10800 Brookpark Road
                         Cleveland, Ohio 44130
                            www.fceinc.com

                        Effective October, 1997
                          1100 Terminal Tower
                        Cleveland, Ohio  44113



                 COST AND METHOD OF PROXY SOLICITATION

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.

     By order of the Board of Directors.
     /s/Thomas G. Smith, Secretary

Cleveland, Ohio
May 1, 1997



CLASS                         PRELIMINARY COPY                       CLASS
  A                                                                    A

P                       FOREST CITY ENTERPRISES, INC.
R           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
O             THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
X
Y

The undersigned hereby appoints Albert B. Ratner, Samuel H. Miller and Nathan Shafran, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the auditorium of the Brooklyn Union Gas Building, One MetroTech North, Brooklyn, New York 11201, on June 10, 1997 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

(1) The election of three (3) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

    Nominees:  J Maurice Struchen, Michael P. Esposito, Jr., Joan K. Shafran

(2) The proposed amendment of Articles of Incorporation of the Company to increase the number of Class A and Class B common shares which the Company is authorized to issue as described in the accompanying proxy statement.

(3) The proposed amendment of Articles of Incorporation of the Company to increase the number of preferred shares which the Company is authorized to issue as described in the accompanying proxy statement.

(4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31,1998.

(5) In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

                                                       SEE REVERSE SIDE


[X] PLEASE MARK YOUR VOTES                          SHARES IN YOUR NAME
    AS IN THIS EXAMPLE.


1. FOR    WITHHELD   2. FOR    AGAINST    ABSTAIN   3. FOR    AGAINST    ABSTAIN
   [ ]      [ ]         [ ]      [ ]        [ ]        [ ]      [ ]        [ ]

   DIRECTORS            AUTHORIZE COMMON STOCK         AUTHORIZE PREFERRED STOCK
For, except vote
withheld from the
following nominee(s):
___________________


                                                    4. FOR    AGAINST    ABSTAIN
                                                       [ ]      [ ]        [ ]

                                                               AUDITORS


                        CHANGE OF ADDRESS    [ ]

                        ATTEND MEETING
                        (no ticket required) [ ]

                                                      THE BOARD OF DIRECTORS
                                                      RECOMMENDS A VOTE
                                                      FOR ITEMS 1, 2, 3 AND 4.


SIGNATURE(S)	_____________________________________    DATE __________________

SIGNATURE(S)	_____________________________________    DATE __________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.





CLASS                        PRELIMINARY COPY                         CLASS
  B                                                                     B

P                      FOREST CITY ENTERPRISES, INC.
R          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
O            THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
X
Y

The undersigned hereby appoints Albert B. Ratner, Samuel H. Miller and
Nathan Shafran, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the auditorium of the Brooklyn Union Gas Building, One MetroTech North, Brooklyn, New York 11201, on June 10, 1997 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class B
Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

(1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

    Nominees:  Albert B. Ratner, Samuel H. Miller, Charles A. Ratner,
    James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen,
    Brian J. Ratner, Deborah Ratner Salzberg

(2) The proposed amendment of Articles of Incorporation of the Company to increase the number of Class A and Class B common shares which the Company is authorized to issue as described in the accompanying proxy statement.

(3) The proposed amendment of Articles of Incorporation of the Company to increase the number of preferred shares which the Company is authorized to issue as described in the accompanying proxy statement.

(4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31,1998.

(5) In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE
SIDE.  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE
VOTED FOR ITEMS 1, 2, 3 AND 4.

                                                       SEE REVERSE SIDE



[X] PLEASE MARK YOUR VOTES                           SHARES IN YOUR NAME
    AS IN THIS EXAMPLE.

1. FOR    WITHHELD    2. FOR    AGAINST    ABSTAIN   3. FOR    AGAINST    ABSTAIN
   [ ]      [ ]          [ ]      [ ]        [ ]        [ ]      [ ]        [ ]

   DIRECTORS             AUTHORIZE COMMON STOCK         AUTHORIZE PREFERRED STOCK
For, except vote
withheld from the
following nominee(s):
____________________


                                                     4. FOR    AGAINST     ABSTAIN
                                                        [ ]       [ ]        [ ]

                                                                AUDITORS


                         CHANGE OF ADDRESS    [ ]

                         ATTEND MEETING
                         (no ticket required) [ ]

                                                        THE BOARD OF DIRECTORS
                                                        RECOMMENDS A VOTE
                                                        FOR ITEMS 1, 2, 3 AND 4.


SIGNATURE(S)	_______________________________________    DATE ________________

SIGNATURE(S)	_______________________________________    DATE ________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
